UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 2, 2005

                              AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           DELAWARE                       000-50397              51-0309588
  (State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)                File Number)        Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                           83201
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

mber 2, 2005, the Board of Directors of AMIS Holdings, Inc. ("AMIS") accelerated the vesting of certain unvested and "out-of-the-money" stock options previously awarded to employees and officers that have exercise prices per share of $13.00 or higher. As a result, options to purchase approximately 1.9 million shares of AMIS stock became immediately vested and exercisable.

Options held by non-employee directors are excluded from this vesting acceleration. In addition, in order to prevent unintended personal benefits to executive officers, restrictions will be imposed on any shares received through the exercise of accelerated options held by those individuals. Those restrictions will prevent the sale of any shares received from the exercise of an accelerated option prior to the earlier of the original vesting date of the option or the individual's termination of employment.

The following tables summarize the effects of this acceleration of vesting on the company's executive officers:

--------------------------------------------------------------------------------
                                                   Options      Accelerated
Chris King               Grant Date       Price    Granted      Unvested Options
--------------------------------------------------------------------------------
                          9/22/2003       $20.00   232,933       106,761
                          10/1/2004       $14.13   232,933       164,994
                         10/27/2004       $14.89    50,000        36,459
                                                --------------------------------
Total                                              515,866       308,214
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Options      Accelerated
David Henry              Grant Date       Price    Granted      Unvested Options
--------------------------------------------------------------------------------
                          4/26/2004       $16.23   150,000        90,625
                                                --------------------------------
Total                                              150,000        90,625
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Options      Accelerated
Jon Stoner               Grant Date       Price    Granted      Unvested Options
--------------------------------------------------------------------------------
                           8/3/2004       $14.28    35,000        24,063
                           8/9/2004       $13.19    15,000        10,313
                                                --------------------------------
Total                                               50,000        34,376
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Options      Accelerated
Charlie Lesko            Grant Date       Price    Granted      Unvested Options
--------------------------------------------------------------------------------
                           8/3/2004       $14.28    50,000        34,375
                                                --------------------------------
Total                                               50,000        34,375
--------------------------------------------------------------------------------

The accelerated options have exercise prices per share ranging from $13.00 to $20.00, with a weighted average exercise price per share of $15.18, and represent approximately 24 percent of the total of all outstanding AMIS stock options. Based on the closing price of $10.13 for shares of AMIS common stock on the NASDAQ National Market on December 2, 2005, the date of the Board of Directors' approval, the accelerated options had no incentive or economic value at the time of acceleration.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

99.1         Press release dated December 7, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMIS HOLDINGS, INC.

Date: December 7, 2005                   By:    /s/ David Henry
-----------------------                         --------------------------------
                                         Name:  David Henry
                                         Title: Senior Vice President
                                                and Chief Financial Officer